                                                                   EXHIBIT 17(b)



                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below hereby nominates, constitutes and appoints Terry K. Glenn, Gerald M. Richard and Mark B. Goldfus (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his place and stead in any and all capacities, to execute and sign all amendments and supplements to the Registration Statement on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940 of MERRILL LYNCH INDEX FUNDS, INC. (the "Corporation"), and to make, execute and sign all amendments and supplements to the Registration Statement on Form N-1A under the Investment Company Act of 1940 of MERRILL LYNCH INDEX TRUST (the "Trust"), and to file the same with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the Corporation and/or the Trust, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys and each of them, full power and authority to perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the undersigned himself might or could do.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of December, 1996.


                                          /s/ Jack B. Sunderland
                                        ----------------------------
                                        Jack B. Sunderland
                                        Trustee

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below hereby nominates, constitutes and appoints Terry K. Glenn, Gerald M. Richard and Mark B. Goldfus (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his place and stead in any and all capacities, to execute and sign all amendments and supplements to the Registration Statement on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940 of MERRILL LYNCH INDEX FUNDS, INC. (the "Corporation"), and to make, execute and sign all amendments and supplements to the Registration Statement on Form N-1A under the Investment Company Act of 1940 of MERRILL LYNCH INDEX TRUST (the "Trust"), and to file the same with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the Corporation and/or the Trust, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys and each of them, full power and authority to perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the undersigned himself might or could do.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of December, 1996.


                                          /s/ Stephen B. Swensrud
                                        ----------------------------
                                        Stephen B. Swensrud
                                        Trustee

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below hereby nominates, constitutes and appoints Terry K. Glenn, Gerald M. Richard and Mark B. Goldfus (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his place and stead in any and all capacities, to execute and sign all amendments and supplements to the Registration Statement on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940 of MERRILL LYNCH INDEX FUNDS, INC. (the "Corporation"), and to make, execute and sign all amendments and supplements to the Registration Statement on Form N-1A under the Investment Company Act of 1940 of MERRILL LYNCH INDEX TRUST (the "Trust"), and to file the same with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the Corporation and/or the Trust, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys and each of them, full power and authority to perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the undersigned himself might or could do.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of December, 1996.


                                          /s/ J. Thomas Touchton
                                        ----------------------------
                                        J. Thomas Touchton
                                        Trustee

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below hereby nominates, constitutes and appoints Terry K. Glenn and Mark B. Goldfus (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his place and stead in any and all capacities, to execute and sign all amendments and supplements to the Registration Statement on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940 of MERRILL LYNCH INDEX FUNDS, INC. (the "Corporation"), and to make, execute and sign all amendments and supplements to the Registration Statement on Form N-1A under the Investment Company Act of 1940 of MERRILL LYNCH INDEX TRUST (the "Trust"), and to file the same with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the Corporation and/or the Trust, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys and each of them, full power and authority to perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the undersigned himself might or could do.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of December, 1996.


                                          /s/ Gerald M. Richard
                                        ----------------------------
                                        Gerald M. Richard
                                        Treasurer

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below hereby nominates, constitutes and appoints Gerald M. Richard and Mark B. Goldfus (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his place and stead in any and all capacities, to execute and sign all amendments and supplements to the Registration Statement on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940 of MERRILL LYNCH INDEX FUNDS, INC. (the "Corporation"), and to make, execute and sign all amendments and supplements to the Registration Statement on Form N-1A under the Investment Company Act of 1940 of MERRILL LYNCH INDEX TRUST (the "Trust"), and to file the same with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the Corporation and/or the Trust, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys and each of them, full power and authority to perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the undersigned himself might or could do.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of December, 1996.


                                          /s/ Terry K. Glenn
                                        ----------------------------
                                        Terry K. Glenn
                                        President and Trustee